                                                                 EXHIBIT 10.15

                                       FORM OF

                       COMMON STOCK OPTION SETTLEMENT AGREEMENT

    THIS SETTLEMENT AGREEMENT (this "Agreement") is made as of June 17, 1997, by and between Falcon Building Products, Inc., a Delaware corporation ( the "Company") and _____ (the "Employee").

                                       RECITALS

    A. Pursuant to one or more option agreements (the "Option Agreements") issued under the Falcon Building Products, Inc. 1994 Stock Option and Restricted Share Plan (the "1994 Plan"), the Company issued Employee options to purchase _______ shares of the Company's common stock par value $.01 per share (the "Common Stock");

    B. The Company has entered into an Agreement and Plan of Merger pursuant to which the Company will merge with another corporation and fifty (50) percent or more of the voting stock of the surviving corporation will be held by persons other than former stockholders of the corporation (the "Merger"), and pursuant to which the fair market value of the Common Stock has been determined to be $17.75 per share;

    C. Pursuant to the terms of the 1994 Plan, Employee's options will vest on the closing date of the Merger; and

    D. The Company and Employee desire to cancel the Option Agreements in exchange for payment of the difference between the exercise price and the fair market value of the Common Stock covered by such Option Agreements on the date hereof.

                                      AGREEMENT


    NOW THEREFORE, in consideration of the foregoing recitals and of the mutual covenants and agreements contained herein, the Company and Employee agree as follows:

    1.   PAYMENT TO EMPLOYEE.  The Company shall pay Employee _______ by check.

    2. CANCELLATION OF OPTION AGREEMENTS. The Option Agreements are hereby terminated and shall be of no further force and effect. Employee hereby waives all rights granted under the 1994 Plan including, but not limited to, rights under the Option Agreements to purchase Common Stock.

    3.   REPRESENTATION AND WARRANTIES.

         3.1  Employee represents, warrants and covenants to the Company that:

              (1) Employee has not exercised any portion of the Options evidenced by the Option Agreements;

              (2) Employee has not assigned, pledged, transferred or otherwise disposed of the Option Agreements, or any interest therein, to any other person;

              (3) Employee has the full right and power to execute, deliver, exercise, and perform his obligation under this Agreement, and upon the execution and delivery hereof, this Agreement will constitute a legal, valid and binding agreement of Employee, enforceable against him in accordance with its terms.

         3.2 The Company represents and warrants to Employee that the Company has the full right and power to execute, deliver and perform its obligations pursuant to this Agreement; and upon execution and delivery hereof, this Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its term.

    4. WITHHOLDING. If the Company determines, in its reasonable discretion that it is obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the transaction contemplated by this Agreement including, without limitation, any federal, state or income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then the Company may withhold such amount from the amount paid pursuant to Section 1, hereof, or Employee shall promptly pay such amount to the Company in cash or by cashier's check payable to the Company.

    5.   MISCELLANEOUS.

         5.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and obligations of the parties hereto shall survive the termination of the Option Agreements and payment therefor.

         5.2 BINDING UPON SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

         5.3 COUNTERPARTS. This Agreement may be executed in one or more identical counterparts, each of which shall be deemed an original, but all of which together shall constitute but one document. A photocopy of this Agreement may be used in lieu of an original in any action or proceeding brought to enforce or construe this Agreement.

         5.4 FURTHER ASSURANCES. The parties shall take such acts and execute such other documents as the other party may reasonably request to fulfill the purposes of this Agreement.

    IN WITNESS WHEREOF, Employee has executed this Agreement, and the Company has caused this agreement to be executed by its duly authorized representative; all as of the date first above written.


EMPLOYEE:                              COMPANY:

                                       Falcon Building Products, Inc.,
                                       a Delaware Corporation


--------------------------------       -------------------------------


                                         OPTION TERMINATION AGREEMENTS SCHEDULE
                                         --------------------------------------



---------------------------------------------------             ---------------------------------------------------
                           Number        Payment                                            Number        Payment
Holder                  of Shares         Amount                Holder                   of Shares         Amount
---------------------------------------------------             ---------------------------------------------------
ALLEN, WILLIAM             56,600      $373,095.00              HALL, WILLIAM              136,600      $902,447.00
---------------------------------------------------             ---------------------------------------------------
ATHAS, GUS                102,200       675,618.00              KANTZ, PHILIP                6,000        45,420.00
---------------------------------------------------             ---------------------------------------------------
CASTELLANO, ROSA           10,000        51,900.00              LEE, LAWRENCE               56,850       378,565.50
---------------------------------------------------             ---------------------------------------------------
COTTONE, SAM              102,200       675,618.00              MCNAMEE, RICHARD            15,000        77,850.00
---------------------------------------------------             ---------------------------------------------------
CROUCH, DAVID              10,300        66,484.00              MENKE, WILLIAM               6,100        42,789.00
---------------------------------------------------             ---------------------------------------------------
DAMMEYER, ROD               6,000        42,400.00              NAVITSKY, ANTHONY            5,000        77,850.00
---------------------------------------------------             ---------------------------------------------------
DEWITT, TOM                10,000        66,420.00              ROSENBERG, SHELLI            6,000        42,400.00
---------------------------------------------------             ---------------------------------------------------
DRANCHAK, RON              10,000        51,900.00              SCHOLTEN, DALE              10,700        69,579.00
---------------------------------------------------             ---------------------------------------------------
DYER, BRADBURY              6,000        42,400.00              SIM, RICHARD                 4,000        27,400.00
---------------------------------------------------             ---------------------------------------------------
ELLIS, DANIEL              47,400       301,176.00              SMIALEK, ROBERT              2,000        12,420.00
---------------------------------------------------             ---------------------------------------------------
FINNEGAN JR., E.           20,000       148,130.00              SWACKER, HAROLD             10,000        66,420.00
---------------------------------------------------             ---------------------------------------------------
FISCHER, PAUL              54,450       361,936.50
---------------------------------------------------             ---------------------------------------------------
HADDOCK, MARK              10,900        73,939.00
---------------------------------------------------             ---------------------------------------------------

---------------------------------------------------             ---------------------------------------------------

---------------------------------------------------             ---------------------------------------------------

---------------------------------------------------             ---------------------------------------------------

